SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 5, 2011

Achillion Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-33095	52-2113479
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

300 George Street New Haven, CT	06511
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (203) 624-7000

N/A

(Former name or former address, if changed since last report)

Check the appropriate box if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14a-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02 Departure of Directors and Officers; Election of Directors; Appointment of Principal Officers; Compensatory Arrangements of Certain Officers

(e) On April 5, 2011, Achillion Pharmaceuticals, Inc. (the “Company”) entered into new employment agreements with Michael Kishbauch, Joseph Truitt, Gautam Shah, Ph.D., and Elizabeth Olek, B.S. Pharm., D.O., M.P.H., providing for, among other things, severance and change in control benefits as described below. In addition, on April 5, 2011, the Company entered into supplemental agreements with Milind Deshpande, Ph.d. and Mary Kay Fenton, which along with their existing employment and supplemental severance agreements, provide for, among other things, severance and change in control benefits as described below. The new and supplemental agreements added the following benefits to those under the previously expired agreements for Messrs. Kishbauch and Truitt, and Drs. Shah and Olek and the continuing agreements for Dr. Deshpande and Ms. Fenton: (i) equity acceleration of 25% of all outstanding equity awards on a termination without cause or resignation for good reason (each as defined in the agreements) outside of a change in control, (ii) inclusion within severance of a pro-rata bonus (based on the prior year’s bonus) on such a termination or resignation for good reason other than within the 12 months following a change in control (or a current year target bonus if paid within such 12 month period), (iii) employer-paid COBRA health continuation coverage during the lesser of the severance period or the period of COBRA eligibility, (iv) elimination of the reduction in severance after a change in control if the individual takes new employment, and (v) a reduction in certain payments or benefits in connection with a change in control if the reduction would provide a larger net benefit after taxes after taking into account the parachute tax rules.

Michael Kishbauch, the Company’s Chief Executive Officer, entered into an employment agreement with the Company whose initial term commenced on April 5, 2011 and will end on December 31, 2013. Mr. Kishbauch’s employment agreement is automatically renewable after the initial term for successive one-year periods unless either party provides written notice to the other party at least six months prior to the expiration of the applicable term. Under the agreement, Mr. Kishbauch currently receives an annual base salary of $450,000, subject to adjustment at the discretion of our Board of Directors. In addition, Mr. Kishbauch is eligible to receive an annual performance bonus based on the Company’s performance and Mr. Kishbauch’s individual performance, as determined by our Board of Directors. Mr. Kishbauch is also entitled to participate in all benefit programs available to our other employees, to the extent his position, tenure, salary, age, health and other qualifications make him eligible to participate. In the event the Company terminates Mr. Kishbauch’s employment for reasons other than cause, death or disability, or if Mr. Kishbauch terminates his employment for good reason (each basis for terminations defined in his employment agreement), Mr. Kishbauch is entitled to receive (i) his salary in effect on the date of termination until the earlier of (A) the date that is eighteen months following the termination date, and (B) the date Mr. Kishbauch commences full-time employment with another company (but in any event no less than twelve months’ salary continuation); (ii) if Mr. Kishbauch is eligible for and elects to receive COBRA continuation, payment of the premiums for his medical and/or dental insurance benefits for eighteen months or, if earlier, the expiration of his COBRA continuation coverage; (iii) a payment equal to a pro rated portion of the bonus payment earned or paid for the prior fiscal year; and (iv) immediate vesting and exercisability of 25% of all outstanding equity awards. In the event the employment termination occurs within 12 months following a change in control of the Company, then Mr. Kishbauch will receive his current year target cash performance incentive in lieu of the pro rated amount described above, any unvested equity awards will fully vest, and his right to severance will not terminate upon becoming employed by another company.

Joseph Truitt, the Company’s Vice President of Business Development and Chief Commercial Officer, entered into an employment agreement with the Company whose initial term commenced on April 5, 2011 and will end on December 31, 2013. Mr. Truitt’s employment agreement is automatically renewable after the initial term for successive one-year periods unless either party provides written notice to the other party at least six months prior to the expiration of the applicable term. Under the agreement, Mr. Truitt currently receives an annual base salary of $283,000, subject to adjustment at the discretion of our Board of Directors. In addition, Mr. Truitt is eligible to receive an annual performance bonus based on the Company’s performance and Mr. Truitt’s individual performance, as determined by our Board of Directors. Mr. Truitt is also entitled to participate in all benefit programs available to our other employees, to the extent his position, tenure, salary, age, health and other qualifications make him eligible to participate. In the event the Company terminates Mr. Truitt’s employment for reasons other than cause, death or disability, or if Mr. Truitt terminates his employment for good reason (each basis for termination as defined in his employment agreement), Mr. Truitt is entitled to receive (i) his salary in effect on the date of termination until the date that is twelve months following the termination date; (ii) if he is eligible for and elects to receive COBRA continuation, payment of the premiums for his medical and/or dental insurance benefits for twelve months or, if earlier, the expiration of his COBRA continuation coverage; (iii) a payment equal to a pro rated portion of the bonus payment earned or paid for the prior fiscal year; and (iv) immediate vesting and exercisability of 25% of all outstanding equity awards. In the event such termination occurs within twelve months following a change in control of the Company, then Mr. Truitt will receive his current year target cash performance incentive in lieu of the pro rated amount described above, any unvested equity awards will fully vest, and his right to severance will not terminate upon becoming employed by another company.

Gautam Shah, Ph.D., the Company’s Senior Vice President and Chief Compliance Officer, entered into an employment agreement with the Company whose initial term commenced on April 5, 2011 and will end on December 31, 2013. Dr. Shah’s employment agreement is automatically renewable after the initial term for successive one-year periods unless either party provides written notice to the other party at least six months prior to the expiration of the applicable term. Under the agreement, Dr. Shah currently receives an annual base salary of $300,200, subject to adjustment at the discretion of our Board of Directors. In addition, Dr. Shah is eligible to receive an annual performance bonus based on the Company’s performance and Dr. Shah’s individual performance, as determined by our Board of Directors. Dr. Shah is also entitled to participate in all benefit programs available to our other employees, to the extent his position, tenure, salary, age, health and other qualifications make him eligible to participate. In the event the Company terminates Dr. Shah’s employment for reasons other than cause, death or disability, or if Dr. Shah terminates his employment for good reason (each basis for termination as defined in his employment agreement), Dr. Shah is entitled to receive (i) his salary in effect on the date of termination until the date that is twelve months following the termination date; (ii) if he is eligible for and elects to receive COBRA continuation, payment of the premiums for his medical and/or dental insurance benefits for twelve months or, if earlier, the expiration of his COBRA continuation coverage; (iii) a payment equal to a pro rated portion of the bonus payment earned or paid for the prior fiscal year; and (iv) immediate vesting and exercisability of 25% of all outstanding equity awards. In the event such termination occurs within twelve months following a change in control of the Company, then Dr. Shah will receive his current year target cash performance incentive in lieu of the pro rated amount described above, any unvested equity awards will fully vest, and his right to severance will not terminate upon becoming employed by another company.

Elizabeth A. Olek, B.S. Pharm., D.O., M.P.H., the Company’s Vice President, Drug Development and Chief Medical Officer, entered into an employment agreement with the Company whose initial term commenced on April 5, 2011 and will end on December 31, 2013. Dr. Olek’s employment agreement is automatically renewable after the initial term for successive one-year periods unless either party provides written notice to the other party at least six months prior to the expiration of the applicable term. Under the agreement, Dr. Olek currently receives an annual base salary of $288,500, subject to adjustment at the discretion of our Board of Directors. In addition, Dr. Olek is eligible to receive an annual performance bonus based on the Company’s performance and Dr. Olek’s individual performance, as determined by the Board of Directors. Dr. Olek is also entitled to participate in all benefit programs available to our other employees, to the extent her position, tenure, salary, age, health and other qualifications make her eligible to participate. In the event the Company terminates Dr. Olek’s employment for reasons other than cause, death or disability, or if Dr. Olek terminates her employment for good reason (each basis for termination as defined in her employment agreement), Dr. Olek is entitled to receive (i) her salary in effect on the date of termination until the date that is twelve months following the termination date; (ii) if she is eligible for and elects to receive COBRA continuation, payment of the premiums for her medical and/or dental insurance benefits for twelve months or, if earlier, the expiration of his COBRA continuation coverage; (iii) a payment equal to a pro rated portion of the bonus payment earned or paid for the prior fiscal year; and (iv) immediate vesting and exercisability of 25% of all outstanding equity awards. In the event such termination occurs within twelve months following a change in control of the Company, then Dr. Olek will receive her current year target cash performance incentive in lieu of the pro rated amount described above, any unvested equity awards will fully vest, and her right to severance will not terminate upon becoming employed by another company.

Milind S. Deshpande, Ph.d., the Company’s President of Research and Development and Chief Scientific Officer, and Mary Kay Fenton, the Company’s Senior Vice President and Chief Financial Officer, each entered into a supplemental agreement with the Company effective as of April 5, 2011. In accordance with the supplemental agreement, in the event the Company terminates Dr. Deshpande’s or Ms. Fenton’s employment for reasons other than cause, death or disability, or such executive terminates his or her employment for good reason (each basis for termination as defined in such executive’s employment agreement), such executive is entitled to receive (i) his or her salary in effect on the date of termination until the earlier of (A) the date that is six or twelve months following the termination date (depending on whether he or she resigns for good reason and which good reason is the basis for the resignation) and (B) the date he or she commences full-time employment with another company; (ii) if he or she is eligible for and elects to receive COBRA continuation, payment of the premiums for his/her medical and/or dental insurance benefits for twelve months or, if earlier, the expiration of his or her COBRA continuation coverage; (iii) a payment equal to a pro rated portion of the bonus payment earned or paid for the prior fiscal year; and (iv) immediate vesting and exercisability of 25% of all outstanding equity awards. In the event the employment termination occurs within twelve months following a change in control of the Company, then Dr. Deshpande and Ms. Fenton will receive his or her current year target cash performance incentive in lieu of the pro rated amount described above, any unvested equity awards will fully vest (as provided in his or her other agreements), and his or her right to severance will not terminate upon becoming employed by another company.

The foregoing descriptions of the employment agreements between the Company and each of Mr. Kishbauch, Dr. Olek, Dr. Shah and Mr. Truitt, are only summaries and are qualified in their entirety by the full text of the employment agreements, which are filed as Exhibits 10.3, 10.4, 10.5 and 10.6 to this Current Report on Form 8-K.

The foregoing descriptions of the employment arrangements between the Company and each of Dr. Deshpande and Ms. Fenton are only summaries and are qualified in their entirety by the full text of the employment, supplemental severance, and supplemental terms agreements, which are filed as Exhibits 10.1 and 10.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

See Exhibit Index attached hereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 8, 2011

ACHILLION PHARMACEUTICALS, INC.

By:	/s/ Mary Kay Fenton
Mary Kay Fenton
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amended and Restated Employment Agreement and Supplemental Severance Agreement, dated as of March 9, 2010, and Supplemental Terms of Compensation, dated as of April 5, 2011, entered into by the Company and Milind S. Deshpande, Ph.D.

10.2	Second Amended and Restated Employment Agreement and Supplemental Severance Agreement, dated as of March 9, 2010, and Supplemental Terms of Compensation, dated as of April 5, 2011, entered into by the Company and Mary Kay Fenton.

10.3	Employment Agreement entered into by the Company and Michael D. Kishbauch, dated April 5, 2011.

10.4	Employment Agreement entered into by the Company and Elizabeth A. Olek, B.S. Pharm., D.O., M.P.H., dated April 5, 2011.

10.5	Employment Agreement entered into by the Company and Gautam Shah, Ph.D., dated April 5, 2011.

10.6	Employment Agreement entered into by the Company and Joseph Truitt, dated April 5, 2011.